Exhibit 99.2

© 2020 BiomX LTD. All rights reserved Company Introduction

Safe Harbor Statement This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . When we discuss our expectations regarding the sufficiency of cash, cash equivalents and short - term deposits to fund the our current operating plan until at least the end of 2023 , or even later, the ability of our products to address unmet medical needs, the potential to receive up to $ 15 million in additional loan tranches if certain milestones are met, the design, aim, expected timing and results of our preclinical and clinical trials and studies, including resumption of certain development programs, as well as its pipeline and the potential of its product candidates, our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform as well as our leadership position in phage technology we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise . 2

We develop disease modifying therapies based on natural or engineered phage cocktails as precision medicines to target and specifically destroy harmful bacteria What we do 3 Our R&D platform enables generation of clinical proof of concept in patients within 12 - 18 months from project initiation * * In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.

Unique position as leader in phage technology 4 ၬ Technology • BOLT phage therapy platform – Rapid path from discovery to clinic • Scalable in - house manufacturing – can support annually over 50 different phage at a clinical grade • Maruho ROFO 3 for rights in Japan to atopic dermatitis product candidate • Biomarker discovery collaborations in IBD • Janssen (J&J) • Boehringer Ingelheim Partnerships Pipeline Financing and investors • Publicly traded ( NYSE:PHGE ) • Equity raised: $143M • Secured debt of up to $30M • Expected cash runway until at least end of 2023 1. Phase 1 / 2 results in cystic fibrosis,, Phase 1 / 2 results in atopic dermatitis 2. Inflammatory Bowel Disease (IBD) , Primary Sclerosing Cholangitis (PSC) 3. Right Of First Offer Only clinical stage phage company focusing on chronic indications • Focusing on cystic fibrosis & atopic dermatitis. Both expected to produce POC data in 2022 1 • Additional programs in IBD / PSC 2 & Cancer to resume in 2023

Phage: Nature’s precision tool to target bacteria Each phage binds only to specific bacterial strains Phage have an amplifying lifecycle Locate Inject Infect Multiply Assemble Eradicate Seek 1 2 3 4 5 6 7 5 Source: Kortright et al. (2019), Cell Host & Microbe

Oncology • Colorectal Cancer – F. nucleatum • Gastric Cancer – H. pylori Other • Acne – C. acnes • Liver Disease - E. faecalis Multiple potential applications of phage therapy 6 Immune mediated • Inflammatory Bowel Disease (IBD) – K. pneumoniae • Primary Sclerosing Cholangitis (PSC) - K. pneumoniae • Atopic Dermatitis – S. aureus Infectious diseases • Cystic Fibrosis - P. aeruginosa • Carbapenem Resistance - K. pneumoniae

Pipeline: 2 Phase 2 readouts expected by end of 2022 1 1 H 22 2H21 1H23 2H22 1H24 2H23 Phase 1b/2a part 1 results Phase 1b/2a initiation Phase 1 b/ 2 a part 2 results Manufacturing Phase 2/3 1 initiation CF Phase 2/3 ongoing Phase 1/2 initiation Manufacturing Phase 1/2 results CMC scale up Manufacturing Atopic Dermatitis Phase 2 initiation Hold In vivo studies Hold In vivo results Cocktail optimization CRC Manufacturing Hold CMC Hold Manufacturing Phase 1b/2a results Manufacturing IBD/PSC 2 Cash and equivalents as of Sep 30 th , 2021 were $68.3M million; Cash runway expected at least until end of 2023, with additional venture debt tranches – mid - 24 1. Phase 1b/2a results in cystic fibrosis, Phase 2 results in atopic dermatitis, 2. As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX003 ph age cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications. 7 Programs postponed for ~12 months

Our Bolt platform allows clinical POC within 12-18 months

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Traditional pharma drug development	Discovery	Discovery	CMC	Tox	Phase 1	Phase 2
Phage therapy Bolt (BacteriOphage Lead to Treatment)	Phage cocktail → Phase 1/2					

Clinical POC in patients enabled within 12-18 months[1,2]



Target Bacteria
Target Validation
Discovery & Characterization
Phage Synthetic Engineering (optional)
Cocktail Optimization
Manufacturing & Formulation
Phage Therapy[3]
Clinical testing

BiomX

1. Strong safety profile of naturally occurring phage supported by regulatory feedback allows proceeding to Phase 1/2 studies without preclinical safety studies or Phase 1 studies in healthy volunteers.
2. In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.
3. Usually, we would develop an optimized phage therapy, which is comprised of several phage (a phage cocktail) optimized to address multiple characteristics such as bacterial host range, emergence of resistance and other factors. In some cases, we may alternatively develop personalized phage cocktails tailored to target specific strain/s of a given patient. We may complete a clinical POC by treating multiple patients with either an optimized phage cocktail or personalized cocktails

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Cystic Fibrosis Upcoming milestone: Phase 1b/2a part 1 data expected in 2Q 2022

Recurring infections leading to antibiotic resistance are a main cause of death in CF 10 1. CF Foundation, Bomberg et al., 2008 2. Vertex 10 K filing 2020 , internal estimates Phases of P. aeruginosa infection in CF 1 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Repeated antibiotic courses lead to nonmucoid and mucoid multidrug - resistance (MDR) of P. aeruginosa strains • CF patients regularly use multiple therapies – CFTR modulators, anti - infectives, mucolytic agents, bronchodilators and other • Worldwide CF therapeutic market in 2020 was approximately $8.5B 2

Selected cases of compassionate use of phage therapy targeting P. aeruginosa 11 2 CF patients, Georgia 1,2 • 5 yr old & 7 yr old • Nebulized phage • Combined with antibiotics • 9 courses with 4 - 6 week intervals • Reduction in sputum bacterial burden (10 7 �� 10 4 CFU/g) 2 • Patient gained weight, clinical improvement observed 1 CF patient, San Diego, US 3 11 CF patients treated with phage targeting P. aeruginosa 1. Kutateladze et al., 2008 2. Kvachadze et al., 2011 3. Law et al., 2019 4. Stanley et al., 2020 8 CF patients, Yale University, US 4 • 26 yr old • Phage administered IV • Combined with antibiotics • No exacerbation within 100 days following the end of phage therapy • eIND path for 8 CF patients • Nebulized phage • 7 - 10 days, single or multiple rounds • Post phage therapy P. aeruginosa CFU titers decreased significantly (2.2 ± 0.76 log reduction) • Post phage therapy FEV1% changed in a range between 0 to 8.9% Results demonstrate the potential of phage therapy to decrease bacterial burden and improve FEV1

BX004 is active on antibiotic resistant *P. aeruginosa* strains and penetrates biofilm *in vitro*

BX004 penetrates biofilm *in vitro*[1]



Bacterial count
Colony forming units / well
10¹⁰
10⁹
10⁸
10⁷
10⁶
**
**
**
Control
Antibiotic²
BX004

**p-value <0.001



Control
BX004

Biofilm was grown from *P. aeruginosa* for 24 hours and then treated with BX004 for 6 hours (control-untreated wells). Treatment with antibiotics not shown

Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004

BX004 displays enhanced biofilm penetration compared to antibiotics

BiomX

1. Internal data. A *P. aeruginosa* strain sensitive to antibiotics was grown to form biofilm
2. Imipenem 200 micrograms/ml (X100 MIC), (β-lactam antibiotic with activity against *P. aeruginosa*)

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13 Phase 1 b/ 2 a study targeting P. aeruginosa with first readout expected in 2 Q 2022 Phase 1b/2a – Part 1 Objectives • Safety, PK and microbiologic/clinical activity • Endpoints • Safety and tolerability • Decrease in P. aeruginosa burden • Sputum pharmacokinetics • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic P. aeruginosa infection 8 Subjects • 6 receive nebulized BX004 • 2 receive nebulized placebo • 6 days duration of treatment Key Design Features • Single ascending dose followed by multiple doses Phase 1b/2a – Part 2 Objectives • Safety and efficacy Endpoints • Safety and tolerability • Decrease in P. aeruginosa burden • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic P. aeruginosa infection 24 subjects • Nebulized BX004 phage therapy or placebo • 2:1 randomization • 10 days duration of treatment Data expected 2Q 2022 Data expected 3Q 2022

Upcoming milestone: Phase 2 data expected in 3Q 2022 Atopic Dermatitis

Atopic Dermatitis (AD) flares are associated with presence of *S. aureus*

Relative abundance of staphylococcal species on skin during AD disease stages (metagenomics analysis)



Control
Baseline
Flare
Post-flare
Mean relative abundance
100
75
50
25
0
Individuals
S. aureus
S. capitis
S. epidermidis
S. hominis
Other Staph
Other Bacteria

Control = healthy skin

Baseline = routine AD disease state

Flare = worsening in the clinical severity of the typical AD, without usage of skin-directed antimicrobial and anti-inflammatory treatments for seven days

Post flare = 10–14 days after initiation of skin-directed therapies

S. aureus becomes the dominant bacterial species during AD flares and is correlated with SCORAD

BiomX

Byrd and Kong (2017) Sci Transl Med. 05 9(397)

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16 BX005 eradicates S. aureus ( in vitro assay with 3 strains) Time (hours) Bacterial growth (measured by optical density) BX005 phage cocktail shows broad host range targeting of S. aureus in vitro In vitro, BX005 eradicated over 90% of S. aureus strains 1 0 0.2 0.4 0.6 0.8 0 5 10 15 20 3 untreated S. aureus strains The same 3 strains treated with BX005 Source: Internal data 1. Panel of 120 strains isolated from skin of subjects from the US and Europe

17 BX005 has the potential to be an efficacious and safe topical treatment for long - term use • Atopic dermatitis, a rapidly growing market 1 : • > $ 5 billion in 2020 • Expected to surpass $ 15 billion in 2027 • Over 35 % of atopic dermatitis patients are children • Parents are seeking efficacious topical treatments with a better safety profile • Calcineurin inhibitors and recently approved topical JAK inhibitor carry a black box warning for cancer risks in the US • Corticosteroids – limited for short term use. Long - term use has been associated with skin atrophy, starch marks, and corticosteroid addiction • Based on clinical experience of using natural phage topically 3 , BX 005 is expected to have fewer side effects and a safer profile compared to existing treatments 1. Atopic dermatitis Market forecast, trend analysis & competition tracking, Fact Mr. report 2. Atopic dermatitis: Global drug forecast and market analysis to 2027, GlobalData report 3. Based on safety data from BiomX’s clinical studies using a topical phage cocktail for acne - prone skin Children are the largest atopic dermatitis patient group Atopic dermatitis patients by age group (US) 2 Age 0 - 19 37% Age 20 - 39 32% Age 40 - 59 20% Age >60 11 % Age 0 - 19 37 % Age 20 - 39 32% Age 40 - 59 20% Age >60 11%

Phase 1b/2a atopic dermatitis study targeting *S. aureus*

Study design - A double-blind, randomized, multicenter, vehicle-controlled study

- **Objectives**
  - Safety, efficacy and pharmacodynamics
- **Endpoints**
  - Safety and tolerability
  - Decrease in target bacteria
  - Clinical improvement (e.g. change in EASI / IGA / SCORAD scores)
- **Study Population**
  - Adults with moderate-to-severe atopic dermatitis
  - *S. aureus* colonized
- **Approximately 48 subjects**
  - BX005 or placebo (vehicle) administered topically twice daily
  - 8-week duration of treatment

Data expected 3Q 2022



BX005/Placebo Applications
First application
Last application
Topical administration
Post-dosing safety F/U
8 weeks
4 weeks
Screening
Baseline
8 wks
12 wks
Sampling

BiomX

wk: week; F/U: Follow-Up

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Inflammatory Bowel Disease (IBD), Primary Sclerosing Cholangitis (PSC) Upcoming milestone: Phase 1b/2a data expected in 2H 2023

IBD · Identifying potential disease causing pro-inflammatory *Klebsiella* strains

Science

Pro-inflammatory *Klebsiella* strains affect IBD pathology



Klebsiella strains
Disease state
Induce inflammation
TH1

Inflammatory induction is seen in GF mice*



GF + 7 other mix
GF + target strain
10.7
32.4
TH1
IFN-g
GF – Germ Free

Higher abundance of *Klebsiella* strains in IBD patients



Abundance of Klebsiella strains
% relative
PRISM
UPenn
CD
UC
non-IBD
CD – Crohn's disease
UC – Ulcerative colitis

Activity of bacterial target confirmed by BiomX

BiomX

Source: Atarashi et al. (2017), Science
** TH1 – A lineage of CD4+ effector T cell secreting IFNg and TNF. In IBD, TH1 cells accumulate in the intestinal tract of IBD patients and are directly associated with disease*

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PSC • *Klebsiella* identified as possible driver of "leaky gut"

nature microbiology

Discovery approach



GF mice
Fecal samples from PSC patients
Humanized microbiota mice
Analysis of immune response

Th17* is induced in livers of GF mice inoculated with fecal samples from PSC patients



Liver
Th17
% IL-17⁺ / CD4
0
2
4
6
8
10
GF H1 H2 H3 H4 P1 P2 P3 P4 P5 U1 U2 U3 U4 U5
Healthy
PSC patients
Colitis patients

KP isolated from mice's lymph nodes colonized with patient samples

	Liver	MLN	Spleen
SPF mice	ND		ND
HC-gnotobiote	ND		ND
PSC/UC-gnotobiote	ND		ND



***Klebsiella pneumoniae* plays a gating role**

SPF – Specific-pathogen-free
HC – Healthy Controls
PSC/UC – PSC and ulcerative colitis

Klebsiella pneumoniae (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro-inflammatory ("*leaky gut*")

BiomX

Source: Nakamoto et al. (2019), Nature Microbiology
*TH17 – A lineage of CD4+ effector T cell secreting IL17A+, promoting inflammation and fibrosis within the liver

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Phage cocktail composition drives activity 22 Source: Internal data 1 st - generation phage cocktail (in - vivo) 2 nd - generation phage cocktail (in - vivo) reduces bacterial load Control 2 nd - gen cocktail Application of phage Fecal bacterial load Mucosa * *P<0.05 ; **P < 0.001 ** Phage cocktail Control *P < 0.01 LOD 1 st - gen cocktail Control Application of phage Fecal bacterial load * Adding 2 phage with new MOA Phage cocktails are optimized to prevent appearance of resistant bacteria by targeting multiple bacterial receptors and defense mechanisms

BX002: Phase 1a pharmacokinetic results demonstrate delivery of high levels of viable phage to the gut[1]

Phase 1a study design

3-day multiple-dose study (placebo-controlled)

- **Objectives**
  - Safety and pharmacokinetics
- **Endpoints**
  - Safety and tolerability
  - Detection of viable phage in stool
- **Study Population:** Healthy volunteers
- **18 subjects**
  - Oral delivery
  - 14 phage treatment + 4 placebo

Results - Median levels of viable phage detected in stool prior and following oral delivery of phage



Median PFU² levels measured in stool (per day)
10¹⁰
10⁵
10⁰
~10³
Median levels³ of target bacteria in IBD patients (~10⁷)
-1
1
2
3
4
5
6
Baseline
Treatment
Follow up
Time (days)

- BX002 was safe and well tolerated
- Viable phage delivered is ~1,000 times higher compared to bacterial burden of *K. pneumoniae* in IBD patients

BiomX

1. Study conducted with BX002, a phage therapy candidate for oral administration targeting K. pneumoniae. In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candidate for both indications, designated BX003.
2. PFU – Plaque forming units.
3. Value is based on median levels of K. Pneumoniae measured in clinical stool samples collected by BiomX from IBD patients.

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Stool test Phage treatment Identify presence of K. pneumoniae using companion diagnostic 24 In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candidate for both indications, designated BX003. Phase 1b/2a study design Proof - of - Principle 4 - week dosing study (placebo - controlled) • Objectives • Safety and efficacy • Endpoints • Safety and tolerability • Reduction of K. pneumoniae (efficacy) • Stool microbiome evaluation • Study Population: Target bacteria carriers (Healthy volunteers or IBD/PSC patients) • 60 subjects total • Oral delivery • BX003 or placebo • 30 subjects per cohort Data expected 2H 2023 Patient A Target bacteria Phase 1b/2a study results expected in 2H 2023

Colorectal Cancer Upcoming milestone: Proof of concept in animal models by 2H 2023

26 + = Immune checkpoint inhibitors Effect on tumor “Cold” tumor “Hot” tumor + = Immune checkpoint inhibitors Effect on tumor Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery Most colorectal cancer (CRC) patients do not respond to immunotherapy

Bacteria residing inside tumors offer a novel targeted intervention to *"uncloak"* tumors to *"hot"*

Numerous observations of bacteria residing inside tumors



F. nucleatum
Tumo
r



x10
x30
ISH, red= *F. nucleatum*

Representative RNA-In-situ hybridization images showing patterns of *F. nucleatum* localization in human rectal cancer tissue samples

F. nucleatum is found in **over 80%** of colorectal cancer tumors (BiomX internal analysis and public data)

BiomX

BiomX internal data
Li YY, Ge QX, Cao J, et al. (2016) World J Gastroenterol.
Bachrach et al. (2016), Cell Host & Microbe
Serna et al. (2020) Annals of Oncology
Kostic et al. (2013), Cell Host & Microbe

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28 Engineered phage are designed to deliver payloads to bacteria in tumors Phage are designed to carry payloads to intra - tumor bacteria Phage cocktail with a payload turns cold tumors into hot Add payload using SynBio + new gene Phage cocktail Phage cocktail + = Immune checkpoint inhibitors Effect on tumor “Cold” tumor “Cold” tumor “Hot” tumor + = Immune checkpoint inhibitors Effect on tumor Phage cocktail IV Payloads: IL - 15, GM - CSF, Cytosine Deaminase

Key development milestones Source: Internal data 29 CT - 26 2x10 5 /mouse (SC) 1 FN 14 (IV) 12 Phage treatment (IV) 15 Day: 18 CT - 26 2x10 5 /mouse (SC) 1 18 FN14 (IV) 12 Phage treatment (IV) 23 15 10 Day: Anti PD - 1 treatment (IP) 13 Survival, Tumor growth rate 16 19 IV delivery of phage to intra - tumor bacteria ( in - vivo ) IL - 15 – engineered phage treatment resulted in RNA expression of IL - 15 payload in tumors and elevation of CD8+ cells in draining lymph nodes Impact of engineered phage + anti - PD1 in CRC mouse model Engineered Payloads: IL - 15 H 2 2023 * P. value < 0.05 7 Phages in 1g tumor FN14 FN14+Phages Phages only RNA expression of IL - 15 payload in tumors Phages in 1 g tumor CT (IL - 15 payload) CD8 T cells in dLN + % of total cells Bacteria + native phage Bacteria + vehicle Bacteria + engineered phage

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